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                             BRINSON STRATEGY FUND
              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 5, 2001

                                                                February 1, 2002

Dear Investor,

This is a supplement to the prospectus of the Brinson Strategy Fund, to notify investors of the following:

Effective February 1, 2002, the UBS Warburg Highlighted Stocks list will become the 'UBS Warburg Global 50 Highlighted Stocks list.'

Effective February 1, 2002, as a result of the methodology used for the selection and weighting of stocks comprising the new Global 50 Highlighted Stocks list (published by the UBS Warburg Global Investment Strategy Group, headed by Edward Kerschner), the following changes are made to the Fund's prospectus:

In the section titled 'Principal Investment Strategies' on page 3, please note the following changes:

  replace the first sentence of the fourth paragraph with the following:

  'Generally, the fund seeks to maintain weightings of its assets among the stocks on the Global 50 Highlighted Stocks list in accordance with the percentage allocations assigned to each stock by the UBS Warburg Global Investment Strategy Group.'

  replace the first sentence of the sixth paragraph with the following:

  'The UBS Warburg Global Investment Strategy Group then seeks to identify industries expected to produce superior returns over the medium term, and to highlight the leading companies in those industries, with an emphasis on those companies that fit into the Group's longer term core investment thematics. The focus is thus on achieving a desirable industry make-up, but attention is also given to ensuring an appropriate geographical mix.

  Quantitative methods are then employed to estimate returns for the 72 global sectors (which are aggregated into 10 broad economic sectors, such as technology and healthcare) from the Dow Jones World Index. Estimated sector returns are the basis for determining the weighting given to each sector in the Global 50 Highlighted Stocks list, after a process of portfolio optimization. Weights for the broad economic sectors provide a guide for determining the number of stocks on the Global 50 Highlighted Stocks list from each sector.

  Note that the quantitative sector analysis may lead to the inclusion on the Global 50 Highlighted Stocks list of companies that do not otherwise fit into the Group's longer term core investment themes.'

In the section 'Principal Risks' on page 7, delete the fourth and fifth sentences of the fourth paragraph.

In the section 'Portfolio Turnover' on page 8, delete the following from the first sentence of the second paragraph:

   ', and equally weighted among,'

In the section 'Additional Information About the Highlighted Stocks list' on page 16, replace the second paragraph with the following:

   'The Global 50 Highlighted Stocks list is not maintained for the purpose of managing any account or investment company such as the fund. The frequency of additions to and deletions from the Global 50 Highlighted Stocks list change from year to year. The stocks selected for the Global 50 Highlighted Stocks list constitute only a `paper portfolio' that does not reflect actual trading and does not have an actual performance record. The Global 50 Highlighted Stocks list's price return is a weighted average of the price returns for the stocks selected for the Global 50 Highlighted Stocks list. It does not represent the return on any fund or any other account that involves actual trading.'

In the section 'Additional Information About the Highlighted Stocks list' on page 16, delete the first and second sentences of the third paragraph.

                                                                   Item # ZS-121